UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2005

Theater Xtreme Entertainment
Group, Inc.

(Exact name of Registrant as specified in its charter)

Florida	000-26845	65-0913583
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Corporate Boulevard, Suites E &F, Newark, Delaware	19702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 455-1334

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Theater Xtreme Entertainment Group, Inc. (the “Registrant”) is filing this Amendment No. 2 to its Current Report on Form 8-K dated February 11, 2005 and filed on July 19, 2005, to respond to certain comments recently received by the Registrant from the Securities and Exchange Commission on Amendment No. 1 filed on April 11, 2005.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The balance sheet of Theater Xtreme, Inc., one of the constituent corporations to a merger effected on February 11, 2005, at December 31, 2004 (unaudited), and the related consolidated statements of operations, stockholders’ deficit and comprehensive loss, and cash flows for the six-months ended December 31, 2004, including the notes thereto, are included as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b) Pro forma Financial Information.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Theater Xtreme Entertainment Group, Inc.

The following unaudited pro forma financial information for Theater Xtreme Entertainment Group, Inc. has been prepared to illustrate the acquisition of BF Acquisition Group II, Inc. by Theater Xtreme, Inc. in the merger transaction with BF Acquisition Group II, Inc. (which changed its name to Theater Xtreme Entertainment Group, Inc.) becoming the surviving company. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Theater Xtreme for the net monetary assets of BF Acquisition Group II, Inc., accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, BF Acquisition Group II, Inc. are those of the legal acquiree, Theater Xtreme, which is considered to be the accounting acquirer.

The unaudited pro forma financial information combines the historical financial information of Theater Xtreme, Inc. and BF Acquisition Group II, Inc. as of and for the respective six months and three months periods ended December 31, 2004 and October 31, 2004 and fiscal years ended June 30, 2004 and April 30, 2004, respectively.

The carrying value of the assets and liabilities of BF Acquisition Group II, Inc. approximates the fair value of the assets and liabilities. The unaudited pro forma balance sheet as of December 31, 2004 assumes the merger was completed on that date. The unaudited pro forma statements of operations give effect to the merger as if the merger had been completed on July 1, 2003.

Under the terms of the merger agreement, as of February 11, 2005, the effective date described therein, each stockholder of Theater Xtreme, Inc. received 4.60 shares of voting common stock of BF Acquisition Group II, Inc. in exchange for each share of Theater Xtreme, Inc. common stock held by such stockholder. Subsequent to the merger, the surviving corporation changed its name to Theater Xtreme Entertainment Group, Inc.

This unaudited pro forma financial information is for information purposes only. It does not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial information included herein are preliminary and are subject to change.

Theater Extreme Entertainment Group, Inc.
Unaudited Pro Forma Balance Sheet
As of December 31, 2004

Historical	Historical		Pro Forma
BF Acquisition	Theater		Theater Xtreme
Group, Inc	Xtreme, Inc.	Pro Forma	Entertainment
October 31, 2004	December 31, 2004	Adjustments	Group, Inc.

Assets

Current Assets:
Cash and equivalents	$-	$155,978	$155,978
Accounts receivable, net of allowance of $ -	-	11,794	11,794
Inventory	-	275,542	275,542
Prepaid expenses	-	26,852	26,852
	-	470,166	470,166

Property and Equipment, net	-	194,171	194,171

Other Assets:
Deposits	-	5,760	5,760

	$-	$670,097	$670,097

Liabilities and Stockholders' Deficit

Current Liabilities:
Short-term borrowings	$-	$50,000	$50,000
Current portion of long-term debt	-	7,416	7,416
Accounts payable and accrued expenses	1,931	228,308	230,239
Payroll liabilities	-	30,545	30,545
Deferred revenue	-	398,836	398,836
Due to affiliates	7,975	-	7,975
Due to officer and shareholder	300	3,485	3,785
	10,206	718,590	728,796

Long-term Liabilities	-	24,770	24,770

Theater Extreme Entertainment Group, Inc.
Unaudited Pro Forma Balance Sheet
As of December 31, 2004

Historical	Historical		Pro Forma
BF Acquisition	Theater		Theater Xtreme
Group, Inc	Xtreme, Inc.	Pro Forma	Entertainment
October 31, 2004	December 31, 2004	Adjustments	Group, Inc.

Total Liabilities	10,206	743,360			753,566

Stockholders' Deficit:
Preferred stock, no par value; 5,000,000 shares authorized,
no shares issued and outstanding	-	-			-
Common stock, $0.001 par value; 50,000,000 shares
authorized, 825,000 shares issued and outstanding	825	-	11,270	A	12,095
Common stock, $0.001par value; 2,500,000 shares
authorized; 2,450,000 shares issued and outstanding	-	2,450	(2,450)	A	-
Additional paid-in capital	5,116	572,550	(8,820)	A	552,699
			(16,147)	B
Accumulated deficit	(16,147)	(648,263)	16,147	B	(648,263)

Total Stockholders' Deficit	(10,206)	(73,263)			(83,469)

	$-	$670,097			$670,097

A - To record the issuance of 11,270,000 shares of BF Acquisition Group II, Inc. in exchange for 2,450,000 shares of Theater Xtreme, Inc.
B - To eliminate the accumulated deficit of BF Acquisition Group II, Inc. as a reduction to combined additional paid-in capital.

Theater Xtreme Entertainment Group, Inc.
Unaudited Pro Forma Statement of Operations
For the three months ended December 31, 2004

	Historical	Historical
	BF Acquisition	Theater		Pro Forma
	Group, Inc	Xtreme, Inc.		Theater Xtreme
	three months ended	three months ended	Pro Forma	Entertainment
	October 31, 2004	December 31, 2004	Adjustments	Group, Inc.

Retail sales	$-	$712,323		$712,323

Cost of goods sold	-	444,494		444,494

Gross profit	-	267,829		267,829

Occupancy expenses	-	49,005		49,005
Selling, general and administrative expenses	2,300	370,252		372,552
	2,300	419,257		421,557

Loss from operations	(2,300)	(151,428)		(153,728)

Interest expense	-	(19,580)		(19,580)

Net loss	$(2,300)	$(171,008)		$(173,308)

Theater Xtreme Entertainment Group, Inc.
Unaudited Pro Forma Statement of Operations
For the six months ended December 31, 2004

	Historical	Historical
	BF Acquisition	Theater		Pro Forma
	Group, Inc	Xtreme, Inc.		Theater Xtreme
	six months ended	six months ended	Pro Forma	Entertainment
	October 31, 2004	December 31, 2004	Adjustments	Group, Inc.

Retail sales	$-	$1,092,291		$1,092,291

Cost of goods sold	-	693,280		693,280

Gross profit	-	399,011		399,011

Occupancy expenses	-	94,782		94,782
Selling, general and administrative expenses	4,965	642,214		647,179
	4,965	736,996		741,961

Loss from operations	(4,965)	(337,985)		(342,950)

Interest expense	-	(14,530)		(14,530)

Net loss	$(4,965)	$(352,515)		$(357,480)

Theater Xtreme Entertainment Group, Inc.
Unaudited Pro Forma Statement of Operations
For the year ended June 30, 2004

	Historical	Historical
	BF Acquisition	Theater		Pro Forma
	Group II, Inc.	Xtreme, Inc.		Theater Xtreme
	year ended	year ended	Pro Forma	Entertainment
	April 30, 2004	June 30, 2004	Adjustments	Group, Inc.

Retail sales	$-	$933,669		$933,669

Cost of goods sold	-	606,157		606,157

Gross profit	-	327,512		327,512

Occupancy expenses	-	65,370		65,370
Selling, general and administrative expenses	(2,269)	554,247		551,978
	(2,269)	619,617		617,348

Loss from operations	2,269	(292,105)		(289,836)

Interest income	-	1,120
Interest expense	-	(4,763)		(4,763)

Net income (loss)	$2,269	$(295,748)		$(294,599)

(c) Exhibits

Number	Description of Document

2.1
Agreement and Plan of Merger by and between Theater Xtreme, Inc., BF Acquisition Group II, Inc., Scott Oglum, William R. Colucci and David M. Bovi dated February 11, 2005 (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on February 17, 2005)

3.1
Certificate of Merger of Theater Xtreme, Inc. with and into BF Acquisition Group II, Inc. as filed with the Florida Department of State on February 11, 2005 (incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed on February 17, 2005)

3.2	Amended and Restated By-laws of Theater Xtreme Entertainment Group, Inc. (incorporated by reference to Exhibit 3.2 of the Registrant’s Current Report on Form 8-K filed on February 17, 2005)
99.1	The financial statements of Theater Xtreme, Inc. as of and for the six months ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Theater Xtreme Entertainment Group, Inc. (Registrant)

July 19, 2005	By:	/s/ Scott Oglum
	Name:	Scott Oglum
	Title:	President